Exhibit 99.1

Chart Industries Terminates Merger Agreement with Flowserve Corporation

ATLANTA, July 29, 2025 – Chart Industries, Inc. (NYSE: GTLS), a global leader in energy and industrial gas solutions, today announced that, prior to entering into the definitive agreement with Baker Hughes Company (Nasdaq: BKR) that was announced separately today, the Company and Flowserve Corporation (NYSE: FLS) terminated their previously announced merger agreement.

The transaction with Baker Hughes follows a determination by the Chart Board of Directors, with the assistance of its financial and legal advisors, that an acquisition proposal received from Baker Hughes constitutes a “Superior Chart Proposal” under the terms of its merger agreement with Flowserve.

Wells Fargo is serving as financial advisor and Winston & Strawn LLP is serving as legal advisor to Chart. Collected Strategies is serving as Chart’s strategic communications advisor.

About Chart Industries, Inc.

Chart Industries, Inc. is a global leader in the design, engineering, and manufacturing of process technologies and equipment for gas and liquid molecule handling for the Nexus of Clean™ - clean power, clean water, clean food, and clean industrials, regardless of molecule. The company’s unique product and solution portfolio across stationary and rotating equipment is used in every phase of the liquid gas supply chain, including engineering, service and repair and from installation to preventive maintenance and digital monitoring. Chart is a leading provider of technology, equipment and services related to liquefied natural gas, hydrogen, biogas and CO2 capture amongst other applications. Chart is committed to excellence in environmental, social and corporate governance issues both for its company as well as its customers. With 64 global manufacturing locations and over 50 service centers from the United States to Asia, Australia, India, Europe and South America, the company maintains accountability and transparency to its team members, suppliers, customers and communities. To learn more, visit www.chartindustries.com.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

This communication may be deemed to be solicitation material in respect of the proposed merger transaction between Chart and Baker Hughes. In connection therewith, Chart intends to file relevant materials with the SEC, including a proxy statement of Chart (the “proxy statement”) that will be mailed to Chart stockholders seeking their approval of its transaction-related proposals. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED

TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other documents containing important information about each of Chart and Baker Hughes, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Chart will be available free of charge on Chart’s website at ir.chartindustries.com.

Participants in the Solicitation

Chart and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Chart’s stockholders in respect of the proposed transaction. Information regarding Chart’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Chart’s Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025, and its proxy statement filed with the SEC on April 8, 2025. To the extent holdings of Chart’s securities by its directors or executive officers have changed since the amounts set forth in Chart’s 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 subsequently filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents (when available) can be obtained free of charge from the sources indicated above.

Forward-Looking Statements and Cautionary Statements

Certain statements made in this communication are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the proposed merger transaction between Chart Industries, Inc. (“Chart”) and Baker Hughes Company (“Baker Hughes”), including statements related to the expected timing of the completion of the transaction and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “anticipates,” “believes,” “projects,” “forecasts,” “outlook,” “guidance,” “continue,” “target,” “estimates,” “potential,” “intends,” “plans,” or the negative of such terms or comparable terminology.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the potential merger transaction, including the expected time period to consummate the potential merger transaction. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Chart and Baker Hughes, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to: the risk that regulatory approvals are not obtained or are obtained subject to conditions, limitations or restrictions that are not anticipated by Chart; the failure to receive, on a timely basis or otherwise, the required transaction-related approval of Chart’s stockholders; potential delays in consummating the proposed merger transaction, including as a result of failure to receive any regulatory approvals (or any conditions, limitations or restrictions placed on such approvals); the possibility that competing offers or acquisition proposals may be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Chart or Baker Hughes to pay a termination fee; unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the proposed merger transaction that could be instituted against Chart, Baker Hughes or their respective directors; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the proposed merger transaction on the parties’ business relationships and business generally; risks that the proposed merger transaction disrupts current plans and operations of Chart or Baker Hughes and potential difficulties in employee retention as a result of the proposed merger transaction, as well as the risk of disruption of management and ongoing business operations during the pendency of, the proposed merger transaction; uncertainties as to whether the proposed merger transaction will be consummated on the anticipated timing or at all; changes in commodity prices; negative effects of this announcement, and the pendency or completion of the proposed merger transaction on the market price of Chart’s common stock and/or operating results; rating agency actions and the ability to access short- and long-term debt markets on a timely and affordable basis; various events that could disrupt operations, including severe weather, cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; labor disputes; changes in labor costs and labor difficulties; the effects of industry, market, economic, political or regulatory conditions outside of Chart’s or Baker Hughes’ control; the possibility that Baker Hughes may not be able to obtain sufficient financing or otherwise have sufficient financial resources to pay the merger consideration on a timely basis or otherwise; legislative, regulatory and economic developments targeting public companies in the industrial sector; global supply chain disruptions and the current inflationary environment; the substantial dependence of Chart’s sales on the success of the energy, chemical, power generation and general industries; economic, political and other risks associated with the international operations of Chart; potential adverse effects resulting from the implementation of tariffs and related retaliatory actions and changes to or uncertainties related to tariffs and trade agreements; and the risks described in Item 1A “Risk Factors” of Chart’s and Baker Hughes’ most recent Annual Reports on Form 10-K and in subsequent filings with the SEC. Other unpredictable factors not discussed in this communication could also have material adverse effects on forward-looking statements. All forward-looking statements included in this communication are based on information available to Chart and Baker Hughes on the date hereof and Chart and Baker Hughes undertake no obligation to update or revise any forward-looking statement, except as required by law.

Contacts

Investor Contact:

John Walsh Senior Vice President, Investor and Government Relations

1-770-721-8899

john.walsh@chartindustries.com

Media Contact:

Jim Golden / Jude Gorman / Jack Kelleher

Collected Strategies

Chart-CS@collectedstrategies.com